Related Parties and Parties in Interest	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Parties and Parties in Interest	Related Parties and Parties in Interest
As Plan assets included investments in Old Republic common stock, Old Republic International Corporation and participating subsidiaries are parties in interest. Office personnel, space, and equipment are furnished by the Companies at no charge to the Plan.

FMR LLC and its subsidiaries (FMR) are parties in interest. FMR is the Plan’s custodian, recordkeeper, and provider of educational information to Plan participants, while also managing certain mutual funds. Fees paid by the Plan to FMR for custodianship, transactions, and maintenance were $67,455 during 2025. Old Republic pays FMR’s investment management fees on behalf of the Plan.